Exhibit 99.2 Parker Hannifin Corporation 4th Quarter & Fiscal Year 2020 Earnings Release August 6, 2020

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of changes in tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof on future performance and earnings projections may impact the company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR, LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability, as well as uncertainties associated with the timing and conditions surrounding the return to service of the Boeing 737 MAX. The company makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law. This presentation contains references to non-GAAP financial information including adjusted operating margin, adjusted EBITDA margin, adjusted cash flow from operating activities, free cash flow, and adjusted earnings per share. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment, integration costs to achieve, and acquisition related expenses. Free cash flow is defined as cash flow from operations less capital expenditures plus discretionary pension contribution. Although adjusted operating margin, adjusted EBITDA margin, adjusted cash flow from operating activities, free cash flow, and adjusted earnings per share are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the periods presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

Agenda • CEO Update on Parker’s Response to COVID-19 • CEO Highlights of Quarter and Full Year Results • CFO Summary of Quarter Results • Questions & Answers 3

Responding to COVID-19 Pandemic . Safety of our team members and their families • Rigorous prevention, screening, and hygiene protocols . Helping society through the crisis • Our Technologies are Essential • Our Purpose in Action . Manufacturing capacity near normal levels throughout pandemic Two safest places…Work and Home 4

Performance During a Health & Economic Crisis Our strength comes from: . The Win Strategy™ . A Portfolio of Essential Products & Technologies . Our Culture & Values . Our Purpose . Engaged People 5

Unmatched Breadth of Technologies 7

Transforming Portfolio Through Strategic Acquisitions . $3 billion in acquired sales1 . Increased resilience from new technologies and aftermarket content . Accretive to growth, margins & cash2 1) As announced at time of acquisition 8 2) Excludes one-time costs and deal related amortization

9

Our Purpose in Action Food Supply Helping Patients Essential Manufacturing Transportation Healthcare Applications Power Generation 10

Outstanding Performance in FY20 Fourth Quarter . Sales – (14.1%) YoY; (21.1%) Organic YoY . Paid down $687 million of debt . Improved performance and portfolio drive margin excellence: Without Acquisitions FY20 Q4 FY19 Q4 Change Total Segment Operating Margin, As Reported 16.6% 17.4% Total Segment Operating Margin, Adjusted1 18.1% 17.6% +50 bps Decremental Margin vs. Prior Year (16.0%) With Acquisitions FY20 Q4 FY19 Q4 Change EBITDA Margin, As Reported 18.7% 18.2% EBITDA Margin, Adjusted2 20.4% 18.8% +160 bps 1. Adjusted for Business Realignment Charges, Integration Costs to Achieve 12 2. Adjusted for Business Realignment Charges, Integration Costs to Achieve, Acquisition Related Expenses

A Year of Continued Progress - FY20 Full Year Highlights . Safety: 35% reduction in recordable incidents; Top quartile performance . Cash flow from operations an all-time record at $2.1 billion . Cash flow from operations margin of 15.1% . Free cash flow conversion rate of 152% . Gross debt to EBITDA reduced to 3.6x from 3.8x at March 31, 2020 . Net debt reduced to 3.3x from 3.5x at March 31, 2020 . Cumulative debt reduction of $1.3B, ~25% of transaction debt 13

Great Margin Performance in FY20 . Sales – (4.4%) YoY; (9.8%) Organic YoY . Increased adjusted EBITDA margin by 110 bps Without Acquisitions FY20 FY19 Change Total Segment Operating Margin, As Reported 16.6% 17.0% Total Segment Operating Margin, Adjusted1 17.2% 17.2% Flat Decremental Margin vs. Prior Year (17.2%) With Acquisitions FY20 FY19 Change EBITDA Margin, As Reported 17.2% 17.9% EBITDA Margin, Adjusted2 19.3% 18.2% +110 bps 1. Adjusted for Business Realignment Charges (FY19 and FY20), Integration Costs to Achieve (FY19 and FY20), Acquisition Related Expenses (FY20) 14 2. Adjusted for Business Realignment Charges, Integration Costs to Achieve, Acquisition Related Expenses

16

Parker’s Transformation – What’s Different? . Strategic restructuring FY14-FY16 has reduced cost structure . Simplification has streamlined organization structure: . 126 to 84 divisions inclusive of acquisitions . Two major updates to the Parker Business System: . 2015 – The Win Strategy™ 2.0 . 2019 – The Win Strategy™ 3.0 . Acquired companies with higher growth rates, resiliency and margins • CLARCOR, LORD, Exotic . Enhanced performance resilience over business cycle Purpose Statement provides alignment & inspiration 17

Raising the Floor on Operating Margins Last five manufacturing recessions 16.8% 15.6% 14.8% 13.9% 13.9% Up 890 bps 13.8% 10.2% 9.7% 7.9% Original Win Strategy Launched 7.3% FY02 FY09 FY13 FY16 FY20 As Reported Operating Margin Adjusted Operating Margin¹ 18 1. Adjusted for business realignment charges, integration costs to achieve, and acquisition related expenses. See Appendix for additional details and reconciliations.

Top Line Resilience - Great Recession vs. COVID-19 Time Period Organic Sales Structural Improvements FY09 Q4 (32%) . CLARCOR acquisition – 80% aftermarket . % Revenue from innovative products has doubled . Increased International Distribution mix by 500 bps FY20 Q4 (21%) . Improved customer experience Top line more resilient…Will improve further with LORD & Exotic 19

Great Generators of Cash - Record CFOA in FY20 Consecutive Consecutive FY20 years with 10%+ years with 100%+ CFOA 19 CFOA margins* $2.1B 19 FCF conversion $2.5 16% 14% $2.0 12% $1.5 10% 8% $1.0 6% 4% $0.5 2% $0.0 0% CFOA CFOA Margin 20 *Cash Flow provided by operating activities adjusted for discretionary pension contributions; Free Cash Flow = Cash Provided by Operating Activities - Capital Expenditures + Discretionary Pension Contribution

Continued Cost Actions Expected in FY21

Shifting to more permanent actions

FY20 Q4


Permanent
Discretionary
~12%
~88%

FY21 Full Year


~45%
~55%

Savings	FY20 Q4	FY21
Discretionary Actions	~175	~200
Permanent Actions	~25	~250
Total	**~$200**	**~$450***

Targeting a ~30% decremental margin for FY21

*Estimated savings from cost actions will vary based on demand conditions

22

Diluted Earnings per Share 4th Quarter FY2020 vs. FY2019 As Reported Adjusted $3.31 $3.17 $2.55 $2.27 FY20 Q4 FY19 Q4 FY20 Q4¹ FY19 Q4² 1. Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses, the tax effect of such adjustments, and a net benefit from a favorable tax audit resolution 24 2. Adjusted for Business Realignment Charges, CLARCOR and LORD Costs to Achieve, Acquisition Related Expenses, and the tax effect of such adjustments

Influences on Adjusted Earnings per Share 4th Quarter FY2019 vs. 4th Quarter FY2020 ($0.61) $0.07 ($0.15) ($0.08) $0.01 $3.31 $2.55 FY19 Q4 Segment Corporate G&A, Interest Income Average FY20 Q4 Adjusted Operating Other Expense Expense Tax Rate Shares Adjusted EPS¹ Income EPS² 1. Adjusted for Business Realignment Charges, CLARCOR and LORD Costs to Achieve, Acquisition Related Expenses, and the tax effect of such adjustments 2. Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses, the tax effect of such adjustments, and a net benefit from a 25 favorable tax audit resolution

Sales & Segment Operating Margin Total Parker $ in millions 4th Quarter % FY2020 Change FY2019 Sales As Reported $ 3,161 (14.1)% $ 3,681 Acquisitions1 298 8.1 % Currency (43) (1.1)% Organic Sales $ 2,906 (21.1)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 501 15.8% $ 641 17.4 % Business Realignment 47 6 Integration Costs to Achieve2 2 2 Adjusted $ 550 17.4% $ 649 17.6% 1. Acquisitions reflect Exotic (closed 9/16/19) and LORD (closed 10/29/19) 26 2. Integration Costs to Achieve for LORD and Exotic (FY20), CLARCOR and LORD (FY19)

FY2020 Acquisitions Impact on Q4 Segment Margins As Reported FY20 Q4 FY19 Q4 Total LORD + Legacy Total $M Parker Exotic Parker Parker Sales $3,161 $298 $2,863 $3,681 Operating Income $501 $27 $474 $641 Operating Margin 15.8% 9.1% 16.6% 17.4% Adjusted* FY20 Q4 FY19 Q4 Total LORD + Legacy Total $M Parker Exotic Parker Parker Sales $3,161 $298 $2,863 $3,681 Operating Income $550 $32 $518 $649 Operating Margin 17.4% 10.8% 18.1% 17.6% Decremental Margin vs. Prior Year (16.0%) 27 *Adjusted for Business Realignment Charges, and Integration Costs to Achieve

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 4th Quarter % FY2020 Change FY2019 Sales As Reported $ 1,440 (17.5)% $ 1,745 Acquisitions1 133 7.6 % Currency (7) (0.4)% Organic Sales $ 1,314 (24.7)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 220 15.3% $ 318 18.2 % Business Realignment 18 2 Integration Costs to Achieve2 0 2 Adjusted $ 238 16.5% $ 322 18.4% 1. Acquisitions reflect LORD (closed 10/29/19) 28 2. Integration Costs to Achieve for LORD (FY20), CLARCOR and LORD (FY19)

Sales & Segment Operating Margin Diversified Industrial International $ in millions 4th Quarter % FY2020 Change FY2019 Sales As Reported $ 1,096 (12.9)% $ 1,258 Acquisitions1 68 5.4 % Currency (37) (2.9)% Organic Sales $ 1,065 (15.4)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 175 16.0% $ 201 16.0 % Business Realignment 7 5 Integration Costs to Achieve2 2 0 Adjusted $ 184 16.8% $ 206 16.4% 1. Acquisitions reflect LORD (closed 10/29/19) 29 2. Integration Costs to Achieve for LORD (FY20), CLARCOR (FY19)

Sales & Segment Operating Margin Aerospace Systems $ in millions 4th Quarter % FY2020 Change FY2019 Sales As Reported $ 624 (8.0)% $ 678 Acquisitions1 97 14.3 % Currency (0) (0.0)% Organic Sales $ 527 (22.3)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 105 16.9% $ 122 17.9 % Business Realignment 21 - Integration Costs to Achieve2 1 - Adjusted $ 127 20.4% $ 122 17.9% 1. Acquisitions reflect Exotic (closed 9/16/19) and LORD (closed 10/29/19) 30 2. Integration Costs to Achieve for Exotic (FY20)

FY20 Impact of Acquisitions As Reported FY20 FY19 Total LORD + Legacy Total $M Parker Exotic Parker Parker Sales $13,696 $949 $12,747 $14,320 Operating Income $2,138 $22 $2,116 $2,431 Operating Margin 15.6% 2.3% 16.6% 17.0% EBITDA Margin 17.2% 4.3% 18.2% 17.9% Adjusted* FY20 FY19 Total LORD + Legacy Total $M Parker Exotic Parker Parker Sales $13,696 $949 $12,747 $14,320 Operating Income $2,304 $114 $2,190 $2,460 Operating Margin 16.8% 12.0% 17.2% 17.2% EBITDA Margin 19.3% 26.3% 18.8% 18.2% *Adjusted for Business Realignment Charges, Integration Costs to Achieve, Acquisition Related Expenses Note: Segment Operating Income includes FY20 Amortization expense $37M for Exotic and $63M for LORD. LORD Sales split approximately 64% Diversified Industrial North America, 32% 31 Diversified Industrial International, and 4% Aerospace Systems. Exotic Sales 100% in Aerospace Systems.

Cash Flow from Operating Activities FY2020 vs. FY2019 As Reported Adjusted $2,071 $2,071 $1,930 $1,730 $ Millions FY20 FY19 FY20 FY19¹ FY20 Full Year FY 2020 % of Sales FY 2019 % of Sales As Reported Cash Flow From Operating Activities $ 2,071 15.1% $ 1,730 12.1% Discretionary Pension Plan Contribution - 200 Adjusted Cash Flow From Operating Activities $ 2,071 15.1% $ 1,930 13.5% 32 1. Adjusted for Discretionary Pension Plan Contributions

Leverage and Liquidity Highlights . $687M reduction in debt during Q4 FY20 . $1.3M cumulative debt reduction in FY20 . Gross debt to EBITDA reduced to 3.6x from 3.8x at March 31, 2020 . Net debt reduced to 3.3x from 3.5x at March 31, 2020 . Continue suspension of 10b5-1 share repurchase program . Remain committed to dividend and annual record of increasing dividends paid Remain Confident in CFOA > 10% Performance 33

Order Rates Impacted by COVID-19 Pandemic Jun 2020 Mar 2020 Jun 2019 Mar 2019 Total Parker (22)% (2)% (3)% (4)% Diversified Industrial North America (29)% (7)% (4)% (6)% Diversified Industrial International (21)% (2)% (8)% (4)% Aerospace Systems (5)% 12% 10% 2 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 34

FY2021 Guidance EPS Midpoint: $7.91 As Reported, $10.30 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America (10.2)% - (6.2)% Diversified Industrial International (6.3)% - (2.3)% Aerospace Systems (19.2)% - (15.2)% Total Parker (10.7)% - (6.7)% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 14.7% - 15.4% 18.6% - 19.2% Diversified Industrial International 14.2% - 14.8% 16.8% - 17.4% Aerospace Systems 14.6% - 15.5% 17.4% - 18.4% Total Parker 14.5% - 15.2% 17.8% - 18.4% Below the Line Items As Reported Corporate General & Administrative Expense, Interest and Other $ 517 M Tax Rate As Reported Full Year 23.0% Shares Diluted Shares Outstanding 130.5 M Earnings Per Share As Reported Adjusted¹ Range $7.41 - $8.41 $9.80 - $10.80 1. Detail of Pre-Tax Adjustments Business Realignment Charges $ 65 M Integration Costs to Achieve $ 19 M Acquisition-Related Intangible Asset Amortization $ 321 M 35

FY2021 Guidance

FY20 Actual vs. FY21 Guidance


$1.68
($1.95)
($0.36)
$0.29
($0.10)
($0.05)
$10.79
$12.47
$10.30
FY20 Adjusted EPS¹
Acquisition Related Amortization
FY20 Adjusted EPS²
Segment Operating Income
Corporate G&A, Other Expense
Interest Expense
Income Tax Rate
Average Shares
FY21 Adjusted EPS³

1. Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses, the tax effect of such adjustments, and a net benefit from a favorable tax audit resolution
2. Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses, Acquisition-Related Intangible Asset Amortization, the tax effect of such adjustments, and a net benefit from a favorable tax audit resolution.
3. Adjusted for Business Realignment Charges, LORD Costs to Achieve, Acquisition-Related Intangible Asset Amortization, and the tax effect of such adjustments

Note: FY20 acquisition-related intangible asset amortization was $2.19 before tax and $1.68 after tax. We expect the FY21 amount to be $2.46 before tax and $1.89 after tax.

36

FY23 Corporate Targets FY23 Target Metrics Growth 150 bps > GIPI Adj. Seg Op Margin 21% Adj. EBITDA Margin 21% FCF Conversion > 100% Adj. EPS CAGR 10%+ 37

Appendix . Supplementary Reconciliation of Segment Operating Margin including acquisition-related intangible asset amortization . Supplementary Reconciliation of EPS including acquisition-related intangible asset amortization . Consolidated Statement of Income . Adjusted Amounts Reconciliation . Reconciliation of EPS . Business Segment Information . Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin . Reconciliation of EBITDA to Adjusted EBITDA . Consolidated Balance Sheet . Consolidated Statement of Cash Flows . Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations . Reconciliation of Free Cash Flow Conversion . Supplemental Sales Information – Global Technology Platforms

Supplementary Reconciliation of Segment Operating Income including adjustment for acquisition-related amortization

Diversified Industrial North America

(unaudited)

(Dollars in thousands) Diversified Industrial North America	3 months ended 9/30/2018	3 months ended 12/31/2018	3 months ended 3/31/2019	3 months ended 6/30/2019	12 months ended 6/30/2019	3 months ended 9/30/2019	3 months ended 12/31/2019	3 months ended 3/31/2020	3 months ended 6/30/2020	12 months ended 6/30/2020
Sales	$ 1,681,044	$ 1,632,059	$ 1,750,554	$ 1,745,291	$ 6,808,948	$ 1,624,605	$ 1,615,852	$ 1,775,578	$ 1,440,263	$ 6,456,298
Total segment operating income	$ 275,111	$ 257,774	$ 287,526	$ 318,175	$ 1,138,586	$ 275,192	$ 211,339	$ 279,628	$ 219,785	$ 985,944
Adjustments:										
Business realignment charges	822	526	1,789	1,579	4,716	2,278	3,285	3,303	18,110	26,976
Clarcor costs to achieve	3,915	3,293	(39)	906	8,075	-	-	-	-	-
Lord costs to achieve	-	-	-	912	912	3,038	4,685	6,249	275	14,247
Acquisition-related expenses	-	-	-	-	-	-	29,126	14,564	-	43,690
Acquisition related intangible amortization expense	36,919	36,432	35,751	34,136	143,238	34,090	45,339	51,032	43,077	173,538
Adjusted total segment operating income	$ 316,767	$ 298,025	$ 325,027	$ 355,708	$ 1,295,527	$ 314,598	$ 293,774	$ 354,776	$ 281,247	$ 1,244,395
As reported %	16.4%	15.8%	16.4%	18.2%	16.7%	16.9%	13.1%	15.7%	15.3%	15.3%
As adjusted %	18.8%	18.3%	18.6%	20.4%	19.0%	19.4%	18.2%	20.0%	19.5%	19.3%

40

Supplementary Reconciliation of Segment Operating Income including adjustment for acquisition-related amortization

Diversified Industrial International

(unaudited)

(Dollars in thousands) Diversified Industrial International	3 months ended 9/30/2018	3 months ended 12/31/2018	3 months ended 3/31/2019	3 months ended 6/30/2019	12 months ended 6/30/2019	3 months ended 9/30/2019	3 months ended 12/31/2019	3 months ended 3/31/2020	3 months ended 6/30/2020	12 months ended 6/30/2020
Sales	$ 1,233,766	$ 1,223,679	$ 1,284,866	$ 1,258,288	$ 5,000,599	$ 1,078,850	$ 1,147,084	$ 1,182,273	$ 1,096,380	$ 4,504,587
Total segment operating income	$ 206,094	$ 189,085	$ 208,707	$ 201,004	$ 804,890	$ 168,573	$ 153,816	$ 176,954	$ 175,420	$ 674,763
Adjustments:										
Business realignment charges	1,581	1,989	2,577	4,640	10,787	2,447	6,382	9,417	7,066	25,312
Clarcor costs to achieve	2,240	1,574	272	166	4,252	-	-	-	-	-
Lord costs to achieve	-	-	-	-	-	376	2,040	2,115	1,891	6,422
Acquisition-related expenses	-	-	-	-	-	-	5,375	2,684	-	8,059
Acquisition related intangible amortization expense	14,466	13,081	13,213	12,682	53,442	12,444	16,118	16,707	24,907	70,176
Adjusted total segment operating income	$ 224,381	$ 205,729	$ 224,769	$ 218,492	$ 873,371	$ 183,840	$ 183,731	$ 207,877	$ 209,284	$ 784,732
As reported %	16.7%	15.5%	16.2%	16.0%	16.1%	15.6%	13.4%	15.0%	16.0%	15.0%
As adjusted %	18.2%	16.8%	17.5%	17.4%	17.5%	17.0%	16.0%	17.6%	19.1%	17.4%

41

Supplementary Reconciliation of Segment Operating Income including adjustment for acquisition-related amortization Aerospace Systems (unaudited) 3 months 3 months 3 months 3 months 12 months 3 months 3 months 3 months 3 months 12 months (Dollars in thousands) ended ended ended ended ended ended ended ended ended ended Aerospace 9/30/2018 12/31/2018 3/31/2019 6/30/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2020 Sales $ 564,484 $ 616,307 $ 652,098 $ 677,888 $ 2,510,777 $ 631,056 $ 735,038 $ 744,581 $ 623,960 $ 2,734,635 Total segment operating income $ 109,855 $ 121,463 $ 134,789 $ 121,650 $ 487,757 $ 122,980 $ 121,039 $ 127,440 $ 105,441 $ 476,900 Adjustments: Business realignment charges - - - - - (7) 52 613 21,443 22,101 Exotic costs to achieve - - - - - 595 489 486 338 1,908 Acquisition-related expenses - - - - - 2,519 14,224 812 - 17,555 Acquisition related intangible amortization expense 768 768 768 768 3,072 2,899 12,499 12,767 12,753 40,918 Adjusted total segment operating income $ 110,623 $ 122,231 $ 135,557 $ 122,418 $ 490,829 $ 128,986 $ 148,303 $ 142,118 $ 139,975 $ 559,382 As reported % 19.5% 19.7% 20.7% 17.9% 19.4% 19.5% 16.5% 17.1% 16.9% 17.4% As adjusted % 19.6% 19.8% 20.8% 18.1% 19.5% 20.4% 20.2% 19.1% 22.4% 20.5% 42

Supplementary Reconciliation of Segment Operating Income including adjustment for acquisition-related amortization

Total Parker

(unaudited)

(Dollars in thousands) Total Parker	3 months ended 9/30/2018	3 months ended 12/31/2018	3 months ended 3/31/2019	3 months ended 6/30/2019	12 months ended 6/30/2019	3 months ended 9/30/2019	3 months ended 12/31/2019	3 months ended 3/31/2020	3 months ended 6/30/2020	12 months ended 6/30/2020
Sales	$ 3,479,294	$ 3,472,045	$ 3,687,518	$ 3,681,467	$ 14,320,324	$ 3,334,511	$ 3,497,974	$ 3,702,432	$ 3,160,603	$ 13,695,520
Total segment operating income	$ 591,060	$ 568,322	$ 631,022	$ 640,829	$ 2,431,233	$ 566,745	$ 486,194	$ 584,022	$ 500,646	$ 2,137,607
Adjustments:										
Business realignment charges	2,403	2,515	4,366	6,219	15,503	4,718	9,719	13,333	46,619	74,389
Clarcor costs to achieve	6,155	4,867	233	1,072	12,327	-	-	-	-	-
Lord costs to achieve	-	-	-	912	912	3,414	6,725	8,364	2,166	20,669
Exotic costs to achieve	-	-	-	-	-	595	489	486	338	1,908
Acquisition-related expenses	-	-	-	-	-	2,519	48,725	18,060	-	69,304
Acquisition related intangible amortization expense	52,153	50,281	49,732	47,586	199,752	49,433	73,956	80,506	80,737	284,632
Adjusted total segment operating income	$ 651,771	$ 625,985	$ 685,353	$ 696,618	$ 2,659,727	$ 627,424	$ 625,808	$ 704,771	$ 630,506	$ 2,588,509
As reported %	17.0%	16.4%	17.1%	17.4%	17.0%	17.0%	13.9%	15.8%	15.8%	15.6%
As adjusted %	18.7%	18.0%	18.6%	18.9%	18.6%	18.8%	17.9%	19.0%	19.9%	18.9%

43

Parker

Supplementary Reconciliation of EPS including adjustment for acquisition-related amortization

(Unaudited)	3 months ended 9/30/2018	3 months ended 12/31/2018	3 months ended 3/31/2019	3 months ended 6/30/2019	12 months ended 6/30/2019	3 months ended 9/30/2019	3 months ended 12/31/2019	3 months ended 3/31/2020	3 months ended 6/30/2020	12 months ended 6/30/2020
Earnings per diluted share	$ 2.79	$ 2.36	$ 3.14	$ 3.17	$ 11.48	$ 2.60	$ 1.57	$ 2.83	$ 2.27	$ 9.29
Adjustments:										
Business realignment charges	0.02	0.02	0.03	0.05	0.12	0.04	0.08	0.10	0.37	0.59
Clarcor costs to achieve	0.05	0.04	-	0.01	0.10	-	-	-	-	-
LORD costs to achieve	-	-	-	0.01	0.01	0.03	0.05	0.06	0.02	0.16
Exotic costs to achieve	-	-	-	-	-	0.01	-	-	-	0.01
Acquisition-related expenses	-	-	-	0.12	0.12	0.14	1.14	0.14	0.03	1.45
Acquisition-related intangible amortization expense[1]	0.39	0.38	0.38	0.36	1.51	0.38	0.57	0.62	0.62	2.19
Tax effect of adjustments	(0.11)	(0.11)	(0.09)	(0.13)	(0.44)	(0.15)	(0.43)	(0.22)	(0.23)	(1.03)
Favorable tax settlement	-	-	-	-	-	-	-	(0.14)	(0.05)	(0.19)
Tax expense related to U.S. Tax Reform	-	0.11	-	-	0.11	-	-	-	-	-
Adjusted earnings per diluted share	$ 3.14	$ 2.80	$ 3.46	$ 3.59	$ 13.01	$ 3.05	$ 2.98	$ 3.39	$ 3.03	$ 12.47

[1]This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.

44

Parker

Consolidated Statement of Income (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands, except per share amounts) 2020 2019 2020 2019 Net sales $ 3,160,603 $ 3,681,467 $ 13,695,520 $ 14,320,324 Cost of sales 2,357,319 2,739,578 10,286,518 10,703,484 Selling, general and administrative expenses 352,793 391,493 1,656,553 1,543,939 Interest expense 74,549 50,072 308,161 190,138 Other expense (income), net 5,374 (13,024) (68,339) (50,662) Income before income taxes 370,568 513,348 1,512,627 1,933,425 Income taxes 74,873 99,610 305,924 420,494 Net income 295,695 413,738 1,206,703 1,512,931 Less: Noncontrolling interests (21) 70 362 567 Net income attributable to common shareholders $ 295,716 $ 413,668 $ 1,206,341 $ 1,512,364 Earnings per share attributable to common shareholders: Basic earnings per share $ 2.30 $ 3.22 $ 9.39 $ 11.63 Diluted earnings per share $ 2.27 $ 3.17 $ 9.29 $ 11.48 Average shares outstanding during period - Basic 128,523,334 128,561,494 128,418,495 129,997,640 Average shares outstanding during period - Diluted 129,993,001 130,460,247 129,805,034 131,781,617 CASH DIVIDENDS PER COMMON SHARE (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Amounts in dollars) 2020 2019 2020 2019 Cash dividends per common share $ 0.88 $ 0.88 $ 3.52 $ 3.16 45

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2020								
	As Reported June 30, 2020	**% of Sales**	**Business Realignment Charges**	**Lord Costs to Achieve**	**Exotic Costs to Achieve**	**Acquisition Related Expenses**	**Favorable Tax Settlement**	**Adjusted June 30, 2020**	**% of Sales**
Net sales	$ 3,160,603	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 3,160,603**	**100.0 %**
Cost of sales	2,357,319	74.6 %	37,566	324	-	-	-	**2,319,429**	**73.4 %**
Selling, general and admin. expenses	352,793	11.2 %	10,035	1,842	338	4,437	-	**336,141**	**10.6 %**
Interest expense	74,549	2.4 %	-	-	-	-	-	**74,549**	**2.4 %**
Other (income) expense, net	5,374	0.2 %	-	-	-	-	-	**5,374**	**0.2 %**
Income before income taxes	370,568	11.7 %	(47,601)	(2,166)	(338)	(4,437)	-	**425,110**	**13.5 %**
Income taxes	74,873	2.4 %	11,091	505	79	1,034	6,039	**93,621**	**3.0 %**
Net income	295,695	9.4 %	(36,510)	(1,661)	(259)	(3,403)	6,039	**331,489**	**10.5 %**
Less: Noncontrolling interests	(21)	(0.0)%	-	-	-	-	-	**(21)**	**(0.0)%**
Net income - common shareholders	$ 295,716	9.4 %	$ (36,510)	$ (1,661)	$ (259)	$ (3,403)	$ 6,039	**$ 331,510**	**10.5 %**
Diluted earnings per share	$ 2.27		$ (0.28)	$ (0.02)	$ -	$ (0.03)	$ 0.05	**$ 2.55**	

(Dollars in thousands, except per share data)
(Unaudited)

	Year-to-Date FY 2020								
	As Reported June 30, 2020	**% of Sales**	**Business Realignment Charges**	**Lord Costs to Achieve**	**Exotic Costs to Achieve**	**Acquisition Related Expenses**	**Favorable Tax Settlement**	**Adjusted June 30, 2020**	**% of Sales**
Net sales	$ 13,695,520	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 13,695,520**	**100.0 %**
Cost of sales	10,286,518	75.1 %	58,791	1,516	-	69,304	-	**10,156,907**	**74.2 %**
Selling, general and admin. expenses	1,656,553	12.1 %	16,773	19,153	1,908	119,214	-	**1,499,505**	**10.9 %**
Interest expense	308,161	2.3 %	-	-	-	-	-	**308,161**	**2.3 %**
Other (income) expense, net	(68,339)	(0.5)%	50	-	-	-	-	**(68,389)**	**(0.5)%**
Income before income taxes	1,512,627	11.0 %	(75,614)	(20,669)	(1,908)	(188,518)	-	**1,799,336**	**13.1 %**
Income taxes	305,924	2.2 %	17,675	4,851	447	43,868	24,763	**397,528**	**2.9 %**
Net income	1,206,703	8.8 %	(57,939)	(15,818)	(1,461)	(144,650)	24,763	**1,401,808**	**10.2 %**
Less: Noncontrolling interests	362	0.0 %	-	-	-	-	-	**362**	**0.0 %**
Net income - common shareholders	$ 1,206,341	8.8 %	$ (57,939)	$ (15,818)	$ (1,461)	$ (144,650)	$ 24,763	**$ 1,401,446**	**10.2 %**
Diluted earnings per share	$ 9.29		$ (0.45)	$ (0.13)	$ (0.01)	$ (1.10)	$ 0.19	**$ 10.79**	

46

Adjusted Amounts Reconciliation
Business Segment Information

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2020							
	As Reported June 30, 2020	% of Sales	Business Realignment Charges[3]	Lord Costs to Achieve	Exotic Costs to Achieve	Acquisition Related Expenses	Adjusted June 30, 2020	% of Sales[2]
Diversified Industrial:								
North America[1]	$ 219,785	15.3%	$ 18,110	$ 275	$ -	$ -	$ 238,170	16.5%
International[1]	175,420	16.0%	7,066	1,891	-	-	184,377	16.8%
Aerospace Systems[1]	105,441	16.9%	21,443	-	338	-	127,222	20.4%
Total segment operating income	500,646	15.8%	(46,619)	(2,166)	(338)	-	549,769	17.4%
Corporate administration	37,999	1.2%	982	-	-	-	37,017	1.2%
Income before interest and other	462,647	14.6%	(47,601)	(2,166)	(338)	-	512,752	16.2%
Interest expense	74,549	2.4%	-	-	-	-	74,549	2.4%
Other (income) expense	17,530	0.6%	-	-	-	4,437	13,093	0.4%
Income before income taxes	$ 370,568	11.7%	$ (47,601)	$ (2,166)	$ (338)	$ (4,437)	$ 425,110	13.5%

(Dollars in thousands)
(Unaudited)

	Year-to-Date FY 2020							
	As Reported June 30, 2020	% of Sales	Business Realignment Charges[3]	Lord Costs to Achieve	Exotic Costs to Achieve	Acquisition Related Expenses	Adjusted June 30, 2020	% of Sales[2]
Diversified Industrial:								
North America[1]	$ 985,944	15.3%	$ 26,976	$ 14,247	$ -	$ 43,690	$ 1,070,857	16.6%
International[1]	674,763	15.0%	25,312	6,422	-	8,059	714,556	15.9%
Aerospace Systems[1]	476,900	17.4%	22,101	-	1,908	17,555	518,464	19.0%
Total segment operating income	2,137,607	15.6%	(74,389)	(20,669)	(1,908)	(69,304)	2,303,877	16.8%
Corporate administration	170,903	1.2%	1,175	-	-	-	169,728	1.2%
Income before interest and other	1,966,704	14.4%	(75,564)	(20,669)	(1,908)	(69,304)	2,134,149	15.6%
Interest expense	308,161	2.3%	-	-	-	-	308,161	2.3%
Other (income) expense	145,916	1.1%	50	-	-	119,214	26,652	0.2%
Income before income taxes	$ 1,512,627	11.0%	$ (75,614)	$ (20,669)	$ (1,908)	$ (188,518)	$ 1,799,336	13.1%

[1]Segment operating income as a percent of sales is calculated on segment sales.
[2]Adjusted amounts as a percent of sales are calculated on as reported sales.
[3]Aerospace Systems includes $3,056 of Exotic business realignment charges; No Lord business realignment charges were incurred.

47

Parker

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Amounts in dollars) 2020 2019 2020 2019 Earnings per diluted share $ 2.27 $ 3.17 $ 9.29 $ 11.48 Adjustments: Business realignment charges 0.37 0.05 0.59 0.12 Clarcor costs to achieve - 0.01 - 0.10 Lord costs to achieve 0.02 0.01 0.16 0.01 Exotic costs to achieve - - 0.01 - Acquisition-related expenses 0.03 0.12 1.45 0.12 1 Tax effect of adjustments (0.09) (0.05) (0.52) (0.09) Favorable tax settlement (0.05) - (0.19) - Tax expense related to U.S. Tax Reform - - - 0.11 Adjusted earnings per diluted share $ 2.55 $ 3.31 $ 10.79 $ 11.85 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 48

Business Segment Information (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2020 2019 2020 2019 Net sales Diversified Industrial: North America $ 1,440,263 $ 1,745,291 $ 6,456,298 $ 6,808,948 International 1,096,380 1,258,288 4,504,587 5,000,599 Aerospace Systems 623,960 677,888 2,734,635 2,510,777 Total net sales $ 3,160,603 $ 3,681,467 $ 13,695,520 $ 14,320,324 Segment operating income Diversified Industrial: North America $ 219,785 $ 318,175 $ 985,944 $ 1,138,586 International 175,420 201,004 674,763 804,890 Aerospace Systems 105,441 121,650 476,900 487,757 Total segment operating income 500,646 640,829 2,137,607 2,431,233 Corporate general and administrative expenses 37,999 47,977 170,903 194,994 Income before interest expense and other expense 462,647 592,852 1,966,704 2,236,239 Interest expense 74,549 50,072 308,161 190,138 Other expense 17,530 29,432 145,916 112,676 Income before income taxes $ 370,568 $ 513,348 $ 1,512,627 $ 1,933,425 49

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) (Dollars in millions) 12 Months 12 Months 12 Months 12 Months 12 Months ended ended ended ended ended 6/30/02 6/30/09 6/30/13 6/30/16 6/30/20 Net Sales $ 6,149 $ 10,309 $ 13,016 $ 11,361 $ 13,696 Total segment operating income $ 446 $ 1,004 $ 1,791 $ 1,576 $ 2,138 Adjustments: Business realignment charges 37 45 12 107 74 Acquisition-related expenses & Costs to Achieve 92 Adjusted total segment operating income* $ 483 $ 1,049 $ 1,804 $ 1,682 $ 2,304 Total segment operating margin 7.3% 9.7% 13.8% 13.9% 15.6% Adjusted total segment operating margin 7.9% 10.2% 13.9% 14.8% 16.8% *Totals may not foot due to rounding 50

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2020 June 30, 2019 Operating income Operating margin Operating income Operating margin Total segment operating income $ 500,646 15.8% $ 640,829 17.4 % Adjustments: Business realignment charges 46,619 6,219 Clarcor costs to achieve - 1,072 Lord costs to achieve 2,166 912 Exotic costs to achieve 338 - Adjusted total segment operating income $ 549,769 17.4% $ 649,032 17.6 % Twelve Months Ended Twelve Months Ended June 30, 2020 June 30, 2019 Operating income Operating margin Operating income Operating margin Total segment operating income $ 2,137,607 15.6% $ 2,431,233 17.0 % Adjustments: Business realignment charges 74,389 15,503 Clarcor costs to achieve - 12,327 Lord costs to achieve 20,669 912 Exotic costs to achieve 1,908 - Acquisition-related expenses 69,304 - Adjusted total segment operating income $ 2,303,877 16.8% $ 2,459,975 17.2% 51

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin Three Months Ended Three Months Ended Three Months Ended (Unaudited) June 30, 2020 June 30, 2020 June 30, 2020 (Dollars in millions) Total Parker LORD & Exotic Legacy Parker Operating income Operating margin Operating income Operating margin Operating income Operating margin Total segment operating income $ 501 15.8% $ 27 9.1% $ 474 16.6 % Adjustments: Business realignment charges 47 3 44 Costs to achieve 3 3 - Adjusted total segment operating income $ 550 17.4% $ 32 10.8% $ 518 18.1% 52 Note: Data has been intentionally rounded to the nearest million and therefore may not sum

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2020 2019 2020 2019 Net sales $ 3,160,603 $ 3,681,467 $ 13,695,520 $ 14,320,324 Net income $ 295,695 $ 413,738 $ 1,206,703 $ 1,512,931 Income taxes 74,873 99,610 305,924 420,494 Depreciation and amortization 146,582 105,388 537,531 436,189 Interest expense 74,549 50,072 308,161 190,138 EBITDA 591,699 668,808 2,358,319 2,559,752 Adjustments: Business realignment charges 47,601 6,393 75,614 15,677 Clarcor costs to achieve - 928 - 12,458 Lord costs to achieve 2,166 912 20,669 912 Exotic costs to achieve 338 - 1,908 - Acquisition-related expenses 4,437 16,234 188,518 16,234 Adjusted EBITDA $ 646,241 $ 693,275 $ 2,645,028 $ 2,605,033 EBITDA margin 18.7% 18.2% 17.2% 17.9 % Adjusted EBITDA margin 20.4% 18.8% 19.3% 18.2% 53

Reconciliation of FY2020 Total Segment Operating Margin to Adjusted Total Segment Operating Margin and EBITDA to Adjusted EBITDA

RECONCILIATION OF FISCAL 2020 TOTAL SEGMENT OPERATING MARGIN TO FISCAL 2020 ADJUSTED TOTAL SEGMENT OPERATING MARGIN

(Unaudited) (Dollars in millions)	Total Parker		LORD & Exotic		Legacy Parker	
	Operating income	Operating margin	Operating income	Operating margin	Operating income	Operating margin
Total segment operating income	$ 2,138	15.6 %	$ 22	2.3 %	$ 2,116	16.6 %
Adjustments:						
Business realignment charges	74		3		71	
Costs to achieve	23		20		3	
One-time acquisition expenses	69		69			
income	$ 2,304	16.8 %	$ 114	12.0 %	$ 2,190	17.2 %

RECONCILIATION OF FISCAL 2020 EBITDA TO FISCAL 2020 ADJUSTED EBITDA

(Unaudited) (Dollars in millions)	Total Parker	LORD & Exotic	Legacy Parker
Net sales	$ 13,696	$ 949	$ 12,747
Net income	1,207	(158)	1,365
Income taxes	306	(48)	354
Depreciation and amortization	538	138	399
Interest expense	308	109	199
EBITDA	2,358	41	2,317
Adjustments:			
Business realignment charges	76	-	76
Costs to achieve	23	20	3
One-time acquisition expenses	189	189	-
Adjusted EBITDA	$ 2,645	$ 249	$ 2,396
EBITDA margin	17.2 %	4.3 %	18.2 %
Adjusted EBITDA margin	19.3 %	26.3 %	18.8 %

Note: Data has been intentionally rounded to the nearest million and therefore may not sum

54

Consolidated Balance Sheet (Unaudited) June 30, June 30, (Dollars in thousands) 2020 2019 Assets Current assets: Cash and cash equivalents $ 685,514 $ 3,219,767 Marketable securities and other investments 70,805 150,931 Trade accounts receivable, net 1,854,398 2,131,054 Non-trade and notes receivable 244,870 310,708 Inventories 1,814,631 1,678,132 Prepaid expenses and other 214,986 182,494 Total current assets 4,885,204 7,673,086 Plant and equipment, net 2,292,735 1,768,287 Deferred income taxes 126,839 150,462 Investments and other assets 764,563 747,773 Intangible assets, net 3,798,913 1,783,277 Goodwill 7,869,935 5,453,805 Total assets $ 19,738,189 $ 17,576,690 Liabilities and equity Current liabilities: Notes payable and long-term debt payable within one year $ 809,529 $ 587,014 Accounts payable, trade 1,111,759 1,413,155 Accrued payrolls and other compensation 424,231 426,285 Accrued domestic and foreign taxes 195,314 167,312 Other accrued liabilities 607,540 558,007 Total current liabilities 3,148,373 3,151,773 Long-term debt 7,652,256 6,520,831 Pensions and other postretirement benefits 1,887,414 1,304,379 Deferred income taxes 382,528 193,066 Other liabilities 539,089 438,489 Shareholders' equity 6,113,983 5,961,969 Noncontrolling interests 14,546 6,183 Total liabilities and equity $ 19,738,189 $ 17,576,690 55

Consolidated Statement of Cash Flows (Unaudited) Twelve Months Ended June 30, (Dollars in thousands) 2020 2019 Cash flows from operating activities: Net income $ 1,206,703 $ 1,512,931 Depreciation and amortization 537,531 436,189 Stock incentive plan compensation 111,375 104,078 Loss on sale of businesses - 5,854 (Gain) loss on plant and equipment and intangible assets (1,850) 5,091 (Gain) loss on marketable securities (587) 7,563 Gain on investments (2,084) (16,749) Net change in receivables, inventories and trade payables 409,252 (61,762) Net change in other assets and liabilities (211,049) (301,480) Other, net 21,658 38,425 Net cash provided by operating activities 2,070,949 1,730,140 Cash flows from investing activities: Acquisitions (less acquired cash of $82,192 in 2020 and $690 in 2019) (5,076,064) (2,042) Capital expenditures (232,591) (195,089) Proceeds from sale of plant and equipment 26,345 46,592 Proceeds from sale of businesses - 19,678 Purchases of marketable securities and other investments (194,742) (181,780) Maturities and sales of marketable securities and other investments 275,483 74,908 Other 177,576 19,223 Net cash used in investing activities (5,023,993) (218,510) Cash flows from financing activities: Net payments for common stock activity (213,426) (857,577) Acquisition of noncontrolling interests (1,200) - Net proceeds from debt 1,117,774 2,172,351 Dividends paid (453,838) (412,468) Net cash provided by financing activities 449,310 902,306 Effect of exchange rate changes on cash (30,519) (16,306) Net (decrease) increase in cash and cash equivalents (2,534,253) 2,397,630 Cash and cash equivalents at beginning of period 3,219,767 822,137 Cash and cash equivalents at end of period $ 685,514 $ 3,219,767 56

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations and Free Cash Flow

Cash Provided by Operating Activities
Reconciliation to GAAP
($MM) YTD

	FY02	FY03	FY04	FY05	FY06	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	FY20
Cash Provided by Operating Activities - As Reported	631	558	662	854	951	957	1,317	1,129	1,219	1,167	1,530	1,191	1,388	1,363	1,211	1,302	1,597	1,730	2,071
Discretionary Pension Contribution	-	106	75	83	101	161	12	-	100	400	-	226	75	-	200	220	-	200	-
Cash Provided by Operating Activities - Adjusted	631	663	737	936	1,051	1,118	1,329	1,129	1,319	1,567	1,530	1,417	1,463	1,363	1,411	1,522	1,597	1,930	2,071

Free Cash Flow
Reconciliation to GAAP
($MM) YTD

	FY02	FY03	FY04	FY05	FY06	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	FY20
Cash Provided by Operating Activities - As Reported	631	558	662	854	951	957	1,317	1,129	1,219	1,167	1,530	1,191	1,388	1,363	1,211	1,302	1,597	1,730	2,071
Capital Expenditures	207	156	138	155	198	238	280	271	129	207	219	266	216	216	149	204	248	195	233
Free Cash Flow	424	401	524	699	753	719	1,036	858	1,090	960	1,312	925	1,172	1,148	1,061	1,099	1,349	1,535	1,838
Discretionary Pension Contribution	-	106	75	83	101	161	12	-	100	400	-	226	75	-	200	220	-	200	-
Free Cash Flow - Adjusted for Discretionary Pension	424	507	599	782	853	880	1,049	858	1,190	1,360	1,312	1,151	1,247	1,148	1,261	1,319	1,349	1,735	1,838

57

Reconciliation of Free Cash Flow Conversion (Unaudited) Twelve Months Ended (Dollars in thousands) June 30, 2020 Net income $ 1,206,703 Cash flow from operations $ 2,070,949 Capital Expenditures (232,591) Free cash flow $ 1,838,358 Free cash flow conversion (free cash flow / net income) 152% 58

Reconciliation of EPS Fiscal Year 2021 Guidance (Unaudited) (Amounts in dollars) Fiscal Year 2021 Forecasted earnings per diluted share $7.41 to $8.41 Adjustments: Business realignment charges 0.50 Costs to achieve 0.14 Acquisition-related intangible asset amortization expense 2.46 1 Tax effect of adjustments (0.71) Adjusted forecasted earnings per diluted share $9.80 to $10.80 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 59

Supplemental Sales Information Global Technology Platforms Three Months Ended (Unaudited) June 30, (Dollars in thousands) 2020 2019 Net sales Diversified Industrial: Motion Systems $ 698,684 $ 869,190 Flow and Process Control 826,919 1,111,953 Filtration and Engineered Material 1,011,040 1,022,436 Aerospace Systems 623,960 677,888 Total $ 3,160,603 $ 3,681,467 60